December 23, 2016

BNY MELLON FUNDS TRUST
–BNY Mellon Income Stock Fund

Supplement to Current Prospectuses

The following information supersedes and replaces any contrary information contained in the section entitled "Fund Details – Goal and Approach" in the Fund's Class A, Class C, Class I and Class Y shares prospectus, and "Fund Details – BNY Mellon Income Stock Fund" in the Fund's Class M and Investor Shares prospectus:

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options and futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy.

For the current fund prospectuses, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).